[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                                 FLAG INVESTORS
                 INVESTING WITH A DIFFERENCE(REGISTRATION MRK)


                                 Communications
                                      Fund

                                  Annual Report
                                December 31, 2000

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              REPORT HIGHLIGHTS .................................... 1
              PERFORMANCE .......................................... 2
              LETTER TO SHAREHOLDERS ............................... 3
              ADDITIONAL PERFORMANCE ............................... 8

              FLAG INVESTORS COMMUNICATIONS FUND
                Statement of Assets and Liabilities ................13
                Statement of Operations ............................14
                Statements of Changes in Net Assets ................15
                Financial Highlights ...............................16
                Notes to Financial Statements ......................22
                Report of Independent Accountants ..................29
                Tax Information ....................................30
                Shareholder Meeting ................................31

              COMMUNICATIONS PORTFOLIO
                Schedule of Portfolio Investments ..................32
                Statement of Assets and Liabilities ................35
                Statement of Operations ............................36
                Statements of Changes in Net Assets ................37
                Financial Highlights ...............................38
                Notes to Financial Statements ......................39
                Report of Independent Accountants ..................44

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o After three years of very strong results, our fiscal year 2000 decline proved to be a disappointment. Despite our one-year performance, we remain very enthusiastic about the investment opportunities presented by the telecommunications industry.

o The year 2000 presented a challenging investment environment in the telecommunications sector. Exceedingly strong 1998 and 1999 industry results created unrealistic expectations and unreasonable valuations. In addition there were major events that contributed to the reversal of market sentiment. Although investors are more cautious than in previous years, this makes for a more healthy environment, and we still believe significant growth opportunities exist within many industry segments.

o The performance of the companies that contributed to our negative return reflects both company-specific and market-related issues. In the case of company-specific issues like Lucent Technologies, Inc. and Novell, Inc., we have set specific benchmarks for their improvement and will carefully monitor their progress.

o The industry may change but our investment style hasn't. Our investment philosophy focuses on well-managed businesses with solid market positioning. We have always taken a long-term view of both the industry and investing, and we view 2000 as truly short-term in nature. The great size, breadth and depth of the communications industry coupled with our industry perspective and investment discipline truly make the Fund "a sector Fund with a difference."

FUND PERFORMANCE
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES(1)
JANUARY 18, 1984-DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:

$10,000 invested in the Communications Fund
Class A Shares at inception on January 18, 1984 was worth $174,583 on December 31, 2000.

1/31/84    9,876
2/29/84    9,528
3/31/84    9,497
4/30/84    9,559
5/31/84    9,270
6/30/84    9,481
7/31/84    9,955
8/31/84   10,321
9/30/84   10,714
10/31/84  10,956
11/30/84  11,094
12/31/84  11,504
1/31/85   11,915
2/28/85   12,040
3/31/85   12,098
4/30/85   12,420
5/31/85   13,047
6/30/85   13,481
7/31/85   13,079
8/31/85   13,168
9/30/85   12,707
10/31/85  13,271
11/30/85  13,993
12/31/85  14,850
1/31/86   14,915
2/28/86   15,586
3/31/86   16,504
4/30/86   16,605
5/31/86   17,361
6/30/86   18,452
7/31/86   18,453
8/31/86   19,797
9/30/86   17,909
10/31/86  18,317
11/30/86  18,788
12/31/86  18,529
1/31/87   19,722
2/28/87   19,259
3/31/87   19,271
4/30/87   18,469
5/31/87   18,589
6/30/87   19,532
7/31/87   19,872
8/31/87   20,859
9/30/87   21,681
10/31/87  19,922
11/30/87  18,466
12/31/87  18,808
1/31/88   20,702
2/29/88   20,728
3/31/88   19,881
4/30/88   20,045
5/31/88   20,890
6/30/88   21,442
7/31/88   21,379
8/31/88   20,953
9/30/88   22,097
10/31/88  22,632
11/30/88  22,490
12/31/88  22,545
1/31/89   24,104
2/28/89   23,652
3/31/89   24,614
4/30/89   26,354
5/31/89   27,849
6/30/89   27,860
7/31/89   30,052
8/31/89   30,095
9/30/89   31,106
10/31/89  30,753
11/30/89  31,645
12/31/89  33,546
1/31/90   30,180
2/28/90   30,259
3/31/90   31,439
4/30/90   30,470
5/31/90   32,554
6/30/90   31,547
7/31/90   31,254
8/31/90   28,961
9/30/90   29,542
10/31/90  30,249
11/30/90  30,518
12/31/90  31,012
1/31/91   30,968
2/28/91   32,376
3/31/91   33,304
4/30/91   33,318
5/31/91   33,403
6/30/91   33,058
7/31/91   33,901
8/31/91   34,449
9/30/91   34,999
10/31/91  36,183
11/30/91  35,296
12/31/91  38,230
1/31/92   37,231
2/29/92   37,145
3/31/92   36,448
4/30/92   38,276
5/31/92   37,676
6/30/92   37,178
7/31/92   39,366
8/31/92   38,794
9/30/92   39,646
10/31/92  40,046
11/30/92  41,218
12/31/92  42,988
1/31/93   43,917
2/28/93   45,664
3/31/93   47,485
4/30/93   45,869
5/31/93   46,636
6/30/93   48,473
7/31/93   49,205
8/31/93   51,303
9/30/93   51,860
10/31/93  52,668
11/30/93  50,088
12/31/93  50,774
1/31/94   52,128
2/28/94   49,883
3/31/94   47,891
4/30/94   48,172
5/31/94   48,643
6/30/94   47,495
7/31/94   49,397
8/31/94   50,361
9/30/94   49,473
10/31/94  49,607
11/30/94  47,458
12/31/94  47,563
1/31/95   48,976
2/28/95   49,148
3/31/95   49,751
4/30/95   50,861
5/31/95   51,074
6/30/95   53,759
7/31/95   57,076
8/31/95   58,727
9/30/95   61,164
10/31/95  59,516
11/30/95  60,533
12/31/95  63,468
1/31/96   64,151
2/29/96   63,425
3/31/96   64,706
4/30/96   67,371
5/31/96   69,775
6/30/96   69,818
7/31/96   65,378
8/31/96   65,896
9/30/96   67,278
10/31/96  67,148
11/30/96  72,336
12/31/96  72,008
1/31/97   74,962
2/28/97   74,777
3/31/97   70,069
4/30/97   72,673
5/31/97   80,010
6/30/97   83,771
7/31/97   87,182
8/31/97   83,984
9/30/97   92,335
10/31/97  90,840
11/30/97  96,257
12/31/97  98,909
1/31/98  104,679
2/28/98  110,245
3/31/98  122,705
4/30/98  122,748
5/31/98  118,546
6/30/98  126,541
7/31/98  130,668
8/31/98  107,307
9/30/98  121,220
10/31/98 134,090
11/30/98 147,972
12/31/98 183,277
1/31/99  193,075
2/28/99  185,793
3/31/99  213,743
4/30/99  220,327
5/31/99  214,927
6/30/99  224,446
7/31/99  216,946
8/31/99  202,509
9/30/99  209,588
10/31/99 228,507
11/30/99 245,848
12/31/99 266,610
1/31/00  250,302
2/29/00  265,022
3/31/00  265,511
4/30/00  242,356
5/31/00  219,786
6/30/00  229,318
12/30/00 174,583

AVERAGE ANNUAL TOTAL RETURN(1)

                                                                       SINCE
  PERIODS ENDED 12/31/00         1-YEAR     5-YEARS     10-YEARS    INCEPTION 2
  ----------------------         ------     -------     --------    ----------
  Class AShares                 (34.52)%    22.43%      18.86%         18.38%
  Class BShares                 (35.04)%    21.51%         --%         23.29%
  Class CShares                 (35.02)%       --%         --%         14.07%
  InstitutionalShares           (34.37)%       --%         --%         16.25%

-----------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00, INCLUDING MAXIMUM SALES CHARGES WERE: CLASS ASHARES -- 1-YEAR (38.12%), 5-YEAR 21.05%, 10-YEAR 18.19%, SINCE INCEPTION 17.98%; CLASS B SHARES -- 1-YEAR (38.29%), 5-YEAR 21.33% AND SINCE INCEPTION 23.24%; CLASS C SHARES -- 1-YEAR (35.66%) AND SINCE INCEPTION 14.07%.

1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE.RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 Inception   dates:Class  A  1/18/84,   Class  B  1/3/95,  Class  C  10/28/98,
  Institutional Class 6/4/98.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     Our decline for fiscal year ended December 31, 2000 for Class AShares was 34.52%. After three years of very strong returns (excluding sales charges) of 37.36% (1997), 85.30% (1998), and 45.47% (1999), fiscal 2000 proved to be a disappointment. Nevertheless, the long-term annualized returns remain attractive: 22.43% (five-year), 18.86% (ten-year) and 18.38% (since inception)1. Despite our recent decline, we remain very enthusiastic about the investment opportunities presented by the telecommunications industry.

     We would like to take this opportunity to review both industry and company-specific events that contributed to this year's performance. While these events were material and had a significant impact on the investing environment in 2000, we believe that they were short-term in nature and in many ways help restore some rationality to the market.

LOOKING PAST THE YEAR 2000
     The year 2000 presented a challenging investment environment in the telecommunications sector. Exceedingly strong 1998 and 1999 results created unrealistic expectations and unreasonable valuations. In addition there were major events that contributed to the reversal of market sentiment. The failure of "dot-coms" proved that all Internet-based companies were not guaranteed success. Tighter debt and equity markets cast doubts on the long-term viability of many emerging carriers. After two years of out-sized growth in service provider capital spending, growth expectations for carrier investment were lowered more in line with historical levels.

     The failure of many web-based businesses masked the continued expansion of the Internet. Worldwide subscriber growth in 2000 was approximately 20% and reached almost 300 million users. (Source:Computer Industry Almanac,Inc.) America Online,Inc. ("AOL") reported that retail transactions by members reached $20 billion, increasing over 80% from 1999 to 2000. Commercial web-based applications like supply chain management, based on improving operational efficiency and increasing productivity, continued to drive substantial growth in user traffic.

     In 2000, the market focus shifted from revenue to profitability. Financing for competitive local exchange carriers (CLECs) became more difficult as the capital markets raised questions about the long-term business models of early stage service providers. Although a large percentage of the Fund's service provider holdings are in established carriers with strong balance sheets, we have allocated a percentage of assets to emerging carriers like Global Crossing Ltd. and WinStar Communications,Inc. In a time of tight financial markets there is very little distinction made between stronger and weaker players, and both

---------
1 Inception 1/18/84.

--------------------------------------------------------------------------------

companies' stock performance in fiscal 2000 reflected the market's concern. Despite the early stage of these investments, the managements of both companies are focused on growing revenue profitability and generating a high return on their invested capital for shareholders. We are encouraged that in the early weeks of the new year it appears investors are returning to what we feel to be the better-positioned companies such as Global Crossing Ltd. and WinStar Communications, Inc.

     As the growth of investment in telecommunications infrastructure returns to normal levels, there are areas within the segment that we believe will continue to experience strong growth rates. Operations Support Systems (OSS) are products that enable carriers to more efficiently operate and provision networks. With continued subscriber growth and required network upgrades to support data growth, wireless providers continued to invest in next generation technology. Local exchange carriers are deploying proven technologies like asynchronous transfer mode (ATM) to support their future voice and data traffic requirements. These are some of the areas in which we see significant opportunity for our equipment holdings.

     Although investors are more cautious than in previous years, we still believe significant growth opportunities exist within many industry segments. We will not only see this reflected in the performance of the Fund's existing holdings but those industry segments that show the most promise will also determine the direction of new areas of investment.

PORTFOLIO UPDATE
     The following is a list of our top contributors for fiscal 2000.

TOP TEN BEST CONTRIBUTORS          GAIN PER
SECURITY                             SHARE
-------------------------          --------
Convergys Corp.                      $0.37
3Com Corp.1 & Palm Inc. spinoff       0.29
Teleglobe, Inc.-- BCE,Inc.            0.17
Clearnet Communications/Telus(1)      0.13
Qualcomm Inc.                         0.12
Agililent Technologies                0.09
COMSAT(1)/Lockheed Martin(1)          0.07
First Data Corp.1                     0.02
General Communications Inc.           0.02
Celestica Inc.                        0.01

--------
1 Not held by the portfolio at 12/31/00.

     As  shown  in  the  chart,   we  enjoyed   success  in  selected  areas  in
infrastructure and wireless technology. Only Clearnet Communications remained from last year's top performers.

     In a year where the Fund generated a negative return, it is important to review the main contributors to the decline in fiscal 2000. The performance of these stocks reflects both company-specific and market-related issues. Ironically, all companies, except Lucent Technologies,Inc., were among our top ten performers of fiscal 1999.

FIVE WORST CONTRIBUTORS             LOSS PER
SECURITY                              SHARE
-----------------------             --------
America Online Inc.                 $(2.66)
Novell, Inc.                         (1.88)
Lucent Technologies Inc. --
   Avaya spinoff                     (1.56)
Global Crossing Ltd.                 (1.50)
WinStar Communications Inc.          (1.11)

     Our semi-annual letter discussed both Novell Inc. and Lucent Technologies, Inc. In both cases, the companies are addressing their problems, and we believe both Lucent and Novell will be able to turn their businesses around. We continue to carefully follow their progress and have set specific benchmarks to measure their success. In January, AOL stock sold off on its announcement of the merger with Time Warner. The consensus was that AOL no longer deserved the premium valuation of a web-based company. With the benefit of hindsight, it looks smart to not build a company entirely on a web-based business model, and we look forward to AOL-Time Warner enjoying the synergies offered by their "old economy" businesses. We are supporters of the AOL-Time Warner merger and believe the combination will create a dominant, global media company. The decline of Global Crossing Ltd. and WinStar Communications,Inc. reflects the concern surrounding the entire emerging carrier segment and not their ability to meet their financial objectives. Managements of both companies are well aware of the scarcity of capital and their responsibility to deploy it wisely. From a business perspective they have the right assets to execute their stated strategies necessary to create long-term value. We have a great deal of confidence that these managements are operating their businesses in the best interest of the shareholders.

INDUSTRY PERSPECTIVE AND INVESTMENT STYLE
      The Internet will drive demand for local access and require carriers to support more sophisticated web-based applications. Wireless data will develop slowly but will enhance the value of wireless carriers as they add additional services to their core voice business. As both voice and data traffic continue to grow, technologies have been developed to improve network performance through efficient network design and faster service provisioning. These are a few examples of factors contributing to the changes in the industry, and we believe the Fund's carrier, equipment and software provider holdings will capitalize on opportunities presented.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     The industry may change but our investment style hasn't. Our investment philosophy focuses on well-managed businesses with solid market positioning. We are very sensitive to companies generating an attractive return on their invested capital, if a holding does not currently generate free cash flow. We frequently hold discussions with management about time horizons and strategies to turn a company into a generator of positive free cash flow. Finally, stock price valuation is important to us. With the substantial growth opportunities in this industry, it is important to realistically value stocks on the basis of their longer-term potential. This judgmental aspect of investing is something we consider very important to long-term success.

     We have always taken a long-term view of both the industry and investing, and we view 2000 as truly short-term in nature. The great size, breadth and depth of the communications industry coupled with our industry perspective and investment discipline truly make the Fund "a sector Fund with a difference."

CONCLUSION
     Thank you fellow shareholders for your continued support. As we put a difficult year behind us and enter 2001, we see many opportunities for the creation of long-term value in a very exciting industry.

Sincerely,


\S\ BRUCE E. BEHRENS                        \S\ LIAM D. BURKE
Bruce E. Behrens                            Liam D. Burke
Co-Portfolio Manager                        Co-Portfolio Manager

January 30, 2001

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                                       PERCENT OF
                                                       NET ASSETS
COMMUNICATIONS HOLDINGS                             OF THE PORTFOLIO
--------------------------------------------------------------------------------
  I.  NATIONAL CARRIERS
       SBC Communications, Inc.                              16.29%
       Verizon Communications                                 7.42
                                                             -----
                                                             23.71
 II.  REGIONAL CARRIERS
       ALLTEL Corp.                                           6.40
       General Communication, Inc.                            0.20
                                                             -----
                                                              6.60
III.  EMERGING CARRIERS
       Global Crossing Ltd.                                   3.05
       Qwest Communications International, Inc.              11.44
       Williams Communications Group                          1.79
       WinStar Communications, Inc.                           1.61
                                                             -----
                                                             17.89
 IV.  INTERNATIONAL NETWORK OPERATORS
       BCE, Inc.                                              4.66
       Global Telesystems Group, Inc.                         0.09
       Royal KPN N.V.                                         0.86
       Telefonica de Espana ADR                               1.17
       Telefonos de Mexico SA ADR                             1.48
       Vodafone Group PLC                                     2.64
                                                             -----
                                                             10.90
  V.  COMMUNICATION EQUIPMENT
       Agilent Technologies                                   1.89
       Avaya, Inc.                                            0.10
       Black Box Corp.                                        1.85
       Celestica, Inc.                                        2.66
       Lucent Technologies, Inc.                              1.60
       Palm, Inc.                                             2.45
       Qualcomm, Inc.                                         2.13
       Solectron Corp.                                        1.95
       Sun Microsystems, Inc.                                 4.05
                                                             -----
                                                             18.68
 VI.  SOFTWARE & APPLICATIONS
       Convergys Corp.                                        4.35
       Novell, Inc.                                           1.56
                                                             -----
                                                              5.91
VII.  MEDIA
       America Online, Inc.                                   8.63
       General Motors Corp.-- Class H (Hughes Electronics)    2.88
       News Corporation Ltd. ADR                              1.11
       XM Satellite Radio Holdings-- Class A                  0.47
                                                             -----
                                                             13.09
VIII. SPECIALTY SERVICES
       Arch Wireless Inc.                                     0.01
       Genuity, Inc.                                          0.73
       Loral Space and Communications Ltd.                    0.31
       Motient Corp.                                          0.20
       Orbital Sciences Corp.                                 0.15
       Sprint Corp. (PCS Group)                               0.24
       Vast Solutions Class B1                                0.00
       Vast Solutions Class B2                                0.00
       Vast Solutions Class B3                                0.00
                                                             -----
                                                              1.64
                                                             -----
       Total Communications Industry                         98.42%
                                                             =====

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund's classes minimum initial investment if that amount exceeds $10,000), from the inception date of the respective class through the end of the most recent fiscal year-end. TheSEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES(1)
JANUARY 18, 1984-DECEMBER 31, 2000

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:
                                                                     Lipper
            Flag Investors Communications                     Telecommunications
               Fund -- Class A Shares      S&P 500 Index(2)     Funds Average(3)
01/18/84               9,550                   10,000              10,000
12/31/84              10,871.3                 10,687              11,508.1
12/31/85              14,033.2                 14,077.6            15,094.7
12/31/86              17,509.9                 16,705.2            18,850.5
12/31/87              17,773.6                 17,582.3            19,085.9
12/31/88              21,305                   20,502.3            22,620.2
12/31/89              31,701                   26,998.6            34,048.4
12/31/90              29,306.3                 26,160.5            32,447.7
12/31/91              36,127.3                 34,130.6            36,702
12/31/92              40,623.7                 36,731.1            41,001.5
12/31/93              47,981.4                 40,433.1            48,001.7
12/31/94              44,947                   40,967              45,946.1
12/31/95              59,977.3                 56,361.5            63,343.5
12/31/96              68,047.6                 69,302.2            67,258.4
12/31/97              93,469                   92,423.7            94,663.8
12/31/98             173,197                  118,837             161,413
12/31/99             251,946                  143,843             211,782
12/31/00             164,981                  130,746             155,594

AVERAGE ANNUAL TOTAL RETURN 1

                                                                        SINCE
  PERIODS ENDED 12/31/00          1-YEAR     5-YEARS     10-YEARS    INCEPTION 4
  ----------------------          ------     -------     --------    -----------
  Class A Shares                 (38.12)%    21.05%       18.19%       17.98%

------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's return. Benchmark returns are for the periods beginning 1/31/84.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.These figures do not reflect sales charges. Benchmark returns are for the periods beginning 1/31/84.
4 January 18, 1984.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS B SHARES (1)
JANUARY 3, 1995-DECEMBER 31, 2000

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:
                                                                     Lipper
            Flag Investors Communications                     Telecommunications
               Fund -- Class B Shares      S&P 500 Index(2)    Funds Average(3)
01/03/95               10,000                 10,000                10,000
06/30/95               10,699.9               12,021.2              11,301.8
12/31/95               12,579.9               13,757.8              12,963
06/30/96               13,929.6               15,146.8              13,838.3
12/31/96               14,313.6               16,916.6              14,033.9
06/30/97               16,768.4               20,404                16,127.7
12/31/97               19,722                 22,560.5              18,291.8
06/30/98               25,109.4               26,556.7              22,695.5
12/31/98               36,270.2               29,008                26,453
06/30/99               44,717.4               32,599.8              33,487.4
12/31/99               52,921                 35,112                45,463.6
06/30/00               45,809.3               34,962.9              43,952.1
12/31/00               34,979                 31,915                32,139

AVERAGE ANNUAL TOTAL RETURN 1

                                                                      SINCE
  PERIODS ENDED 12/31/00                   1-YEAR      5-YEARS     INCEPTION 4
  ---------------------                    ------      -------     -----------
  Class B Shares                          (38.29)%     21.33%        23.24%

-------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's return. Benchmark returns are for the periods beginning 12/31/94.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.These figures do not reflect sales charges. Benchmark returns are for the periods beginning 12/31/94.
4 January 3, 1995.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS C SHARES 1
OCTOBER 28, 1998-DECEMBER 31, 2000

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:
                                                                     Lipper
            Flag Investors Communications                     Telecommunications
               Fund -- Class C Shares      S&P 500 Index(2)    Funds Average(3)
10/28/98               10,000                  10,000              10,000
12/31/98               14,057                  11,218              12,268.2
03/31/99               16,366.7                11,776.4            13,557.8
06/30/99               17,150.8                12,606.3            15,234.5
09/30/99               15,984.5                11,820.1            15,205.4
12/31/99               20,494                  13,578.9            21,386.8
03/31/00               20,370                  13,891              23,602.7
06/30/00               17,563                  13,522.6            20,700.5
9/30/00                16,894                  13,391.8            18,716.7
12/31/00               13,318                  12,341              14,322


AVERAGE ANNUAL TOTAL RETURN 1

                                                                   SINCE
  PERIODS ENDED 12/31/00                 1-YEAR                 INCEPTION 4
  ----------------------                 ------                 -----------
  Class C Shares                         (35.66)%                  14.07%

------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's return. Benchmark returns are for the periods beginning 10/31/98.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.These figures do not reflect sales charges. Benchmark returns are for the periods beginning 10/31/98.
4 October 28, 1998.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)
CHANGE IN VALUE OF A $500,000 INVESTMENT IN INSTITUTIONAL SHARES 1
JUNE 4, 1998-DECEMBER 31, 2000

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:
                                                                     Lipper
            Flag Investors Communications                     Telecommunications
             Fund -- Institutional Shares     S&P 500 Index(2)  Funds Average(3)
06/04/98               500,000                   500,000          500,000
09/30/98               508,850                   468,503          466,565
12/31/98               769,750                   568,346          618,309
03/31/99               898,200                   596,636          679,774
06/30/99               943,800                   638,684          767,412
09/30/99               882,000                   598,854          768,257
12/31/99               1,122,950                 687,959          1,080,610
03/31/00               1,119,100                 703,771          1,194,475
06/30/00               966,950                   685,109          1,048,973
9/30/00                932,500                   678,482          945,830
12/31/00               736,950                   625,300          725,550


AVERAGE ANNUAL TOTAL RETURN 1
                                                                    SINCE
  PERIODS ENDED 12/31/00                     1-YEAR              INCEPTION 4
  ----------------------                     ------              -----------
  Institutional Shares                      (34.37)%               16.25%

-------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's return. Benchmark returns are for the periods beginning 5/31/98.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.These figures do not reflect sales charges. Benchmark returns are for the periods beginning 5/31/98.
4 June 4, 1998.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                    DECEMBER 31,
--------------------------------------------------------------------------------
                                                                        2000

Assets:
   Investment in Communications Portfolio, at value .........  $ 1,736,315,639
   Receivable for shares of beneficial interest subscribed ..          506,302
   Prepaid expenses and other ...............................          291,563
                                                               ---------------
     Total assets ...........................................    1,737,113,504
                                                               ---------------
Liabilities:
   Payable for shares of beneficial interest redeemed .......        8,806,346
   Transfer agent fee payable ...............................          201,244
   Administration fee payable ...............................           63,099
   Accounting fee payable ...................................           12,588
   Accrued expenses and other ...............................        1,258,937
                                                               ---------------
     Total liabilities ......................................       10,342,214
                                                               ---------------
Net assets ..................................................  $ 1,726,771,290
                                                               ---------------
Composition of Net Assets
   Paid-in capital ..........................................  $ 1,471,762,535
   Distributions in excess of net investment income .........         (181,136)
   Accumulated net realized loss from investment transactions      (42,726,765)
   Net unrealized appreciation on investments ...............      297,916,656
                                                               ---------------
Net assets ..................................................  $ 1,726,771,290
                                                               ---------------
Net Asset Value Per Share:
   Flag Investors Class A Shares
     ($1,239,563,135 (DIVIDE) 47,012,264 shares) ...................... $26.37
                                                                        ======
   Flag Investors Class B Shares
     ($396,456,552 (DIVIDE) 15,447,836 shares) ........................ $25.66 1
                                                                        ======
   Flag Investors Class C Shares
     ($72,834,855 (DIVIDE) 2,835,353 shares) .......................... $25.69 2
                                                                        ======
   Flag Investors Institutional Shares
     ($17,916,748 (DIVIDE) 676,915 shares) ............................ $26.47
                                                                        ======
Maximum OfferingPrice Per Share:
   Flag Investors Class A Shares
      ($26.37 (DIVIDE) 0.945)3 ........................................ $27.90
                                                                        ======
   Flag Investors Class B Shares ...................................... $25.66
                                                                        ======
   Flag Investors Class C Shares ...................................... $25.69
                                                                        ======
   Flag Investors Institutional Shares ................................ $26.47
                                                                        ======
-----------
1 Redemption value is $24.38 following a 5.00% maximum contingent deferred sales charge.
2 Redemption value is $25.43 following a 1.00% maximum contingent deferred sales charge.
3 Maximum offering price for Class A Shares represents the effect of the 5.50% front-end sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 1

                                                                        FOR THE
                                                                     YEAR ENDED
                                                                    DECEMBER 31,
--------------------------------------------------------------------------------
                                                                         2000

Income allocated from Communications Portfolio, net .........  $   1,496,936
   Dividends (net of foreign withholding tax of $27,756) ....     12,707,403
   Interest .................................................      8,161,740
   Securities lending income ................................        820,273
                                                               -------------
             Total income ...................................     23,186,352
                                                               -------------
Expenses:
   Advisory fee .............................................     11,191,623
   Distribution fees:
     Flag Investors Class A Shares ..........................      4,468,941
     Flag Investors Class B Shares ..........................      5,518,212
     Flag Investors Class C Shares ..........................        988,734
   Transfer agent fee .......................................      2,404,524
   Administrative fee .......................................        485,171
   Printing and shareholder reports .........................        340,230
   Professional fees ........................................        172,320
   Accounting fees ..........................................        154,944
   Registration fees ........................................        146,290
   Custody fees .............................................         81,324
   Directors' fees ..........................................         76,318
   Miscellaneous ............................................         58,935
                                                               -------------
             Total expenses .................................     26,087,566
                                                               -------------
   Less:
     Fee waivers ............................................       (270,505)
     Custody credits ........................................         (4,433)
                                                               -------------
   Net expenses .............................................     25,812,628
                                                               -------------
   Expenses in excess of income .............................     (2,626,276)
                                                               -------------
Realized and unrealized gain (loss) on investments:
   Net realized gain from investment transactions ...........    151,122,408
Net realized loss from investment transactions allocated from
     the Communications Portfolio ...........................    (38,145,621)
   Net change in unrealized appreciation/depreciation
     on investments .........................................   (624,904,668)
   Net change in unrealized appreciation/depreciation on
     investments allocated from the Communications Portfolio    (456,673,597)
                                                               -------------
   Net realized and unrealized loss on investments ..........   (968,601,478)
                                                               -------------
 Net decrease in net assets from operations .................  $(971,227,754)
                                                               =============
--------------
1 On September 29, 2000,  the Flag  Investors  Communications  Fund (the "Fund")
  became  a  feeder  fund  of  the  Communications   Portfolio.TheStatement   of
  Operations  includes the Fund's  information as a stand-alone  and feeder fund
  for  their  respective   periods  (see  Note  1  in  the  Notes  to  Financial
  Statements).

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 1

                                                                                FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                        2000              1999
Increase (Decrease) in Net Assets:
Operations:
   Net investment (expenses in excess of) income ...............................  $    (2,626,276)  $     9,728,797
   Net realized gain from investment transactions ..............................      151,122,408       246,532,613
   Net realized loss from investment transactions
     allocated from theCommunications Portfolio ................................      (38,145,621)             --
   Net change in unrealized appreciation/
     depreciation on investments ...............................................     (624,904,668)      542,251,518
   Net change in unrealized appreciation/depreciation
     on investments allocated from the
     Communications Portfolio ..................................................     (456,673,597)             --
                                                                                  ---------------   ---------------
   Net increase (decrease) in net assets
     from operations ...........................................................     (971,227,754)      798,512,928
                                                                                  ---------------   ---------------
Distributions to Shareholders from:
Net investment income and short-term gains:
     Flag Investors Class A Shares .............................................       (3,725,071)      (14,398,569)
     Flag Investors Class B Shares .............................................         (435,911)       (2,243,422)
     Flag Investors Class C Shares .............................................          (78,920)         (313,813)
     Flag Investors Institutional Shares .......................................          (89,412)         (177,344)
   Net realized long-term gains:
     Flag Investors Class A Shares .............................................     (112,036,540)     (228,017,933)
     Flag Investors Class B Shares .............................................      (36,639,646)      (56,779,941)
     Flag Investors Class C Shares .............................................       (6,697,827)       (7,495,878)
     Flag Investors Institutional Shares .......................................       (1,644,664)       (2,435,534)
                                                                                  ---------------   ---------------
   Total distributions .........................................................     (161,347,991)     (311,862,434)
                                                                                  ---------------   ---------------
Capital Share Transactions
   Proceeds from sales of shares ...............................................      704,797,735     1,037,923,365
   Dividend reinvestments ......................................................      142,947,495       277,388,583
   Cost of shares redeemed .....................................................     (816,132,354)     (419,371,458)
                                                                                  ---------------   ---------------
   Increase in net assets derived from
     capital share transactions ................................................       31,612,876       895,940,490
                                                                                  ---------------   ---------------
   Total increase (decrease) in net assets .....................................   (1,100,962,869)    1,382,590,984
Net Assets:
   Beginning of year ...........................................................    2,827,734,159     1,445,143,175
                                                                                  ---------------   ---------------
   End of year (including  distributions  in excess of net investment  income of
     $181,136 and $161,307 for the years ended December 31, 2000 and
     December 31, 1999, respectively) ..........................................  $ 1,726,771,290   $ 2,827,734,159
                                                                                  ===============   ===============

----------------
1 On September 29, 2000,  the Flag  Investors  Communications  Fund (the "Fund")
  became a feeder fund of the Communications Portfolio.TheStatement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for their respective periods (see Note 1 in the Notes to Financial Statements).

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                 FOR THE
                                                                YEAR ENDED
                                                               DECEMBER 31,                 FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2000              1999           1998         1997       1996
Per Share Operating Performance:
   Net asset value at beginning of year .....................  $   43.65          $   34.23      $    19.37    $ 15.59    $ 14.87
                                                               ---------          ---------      ----------    -------    -------
Income from Investment Operations:
   Net investment income ....................................       0.03               0.23            0.12       0.27       0.27
   Net realized and unrealized gain (loss) on investments ...     (14.76)             14.83           16.05       5.41       1.67
                                                               ---------          ---------      ----------    -------    -------
   Total from investment operations .........................     (14.73)             15.06           16.17       5.68       1.94
Distributions to Shareholders:
   Net investment income and net realized short-term gains ..      (0.09)             (0.33)          (0.40)     (0.40)     (0.38)
   Net realized long-term gains .............................      (2.46)             (5.31)          (0.91)     (1.50)     (0.84)
                                                               ---------          ---------      ----------    -------    -------
   Total distributions ......................................      (2.55)             (5.64)          (1.31)     (1.90)     (1.22)
                                                               ---------          ---------      ----------    -------    -------
Net asset value at end of year ..............................  $   26.37          $   43.65      $    34.23    $ 19.37    $ 15.59
                                                               =========          =========      ==========    =======    =======
Total return 1 ..............................................     (34.52)%            45.47%          85.30%     37.36%     13.46%
Supplemental Data:
   Net assets at end of year (000s) ......................... $1,239,563         $2,115,885      $1,275,775   $622,865   $505,371
   Ratios to Average Daily Net Assets:
     Net investment income ..................................       0.09%              0.62%           0.48%      1.07%      1.74%
     Expenses after waivers (including expenses of the
        Communications Portfolio) ...........................       1.05%2,3           0.96%           1.05%      1.11%      1.14%
     Expenses before waivers (including expenses of
        theCommunications Portfolio) ........................       1.10%2,3             --%             --%        --%        --%
   Portfolio turnover rate 4 ................................         11%5               17%             14%        26%        20%

---------------------------
1 Total return excludes the effect of sales charge.
2 This ratio excludes custody credits.
3 Expense ratio of the  Communications  Portfolio is  annualized  for the period
  9/29/00 through 12/31/00. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and 0.23% before waivers.
4 Beginning on September 29, 2000, the Flag Investors  Communications  Fund (the
  "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund (see Note 1 in the Notes to Financial Statements).
5 Portfolio turnover is for the period 1/1/00 through 9/28/00.

16-17
SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                 FOR THE
                                                                YEAR ENDED
                                                               DECEMBER 31,                 FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2000              1999           1998         1997       1996
Per Share Operating Performance:
   Net asset value at beginning of year ...................... $   42.85          $   33.80      $    19.22    $ 15.51    $ 14.83
                                                               ---------          ---------      ----------    -------    -------
Income from Investment Operations:
   Net investment income (expenses in excess of income) ......     (0.23)             (0.03)          (0.02)      0.18       0.19
   Net realized and unrealized gain (loss) on investments ....    (14.46)             14.58           15.83       5.34       1.63
                                                               ---------          ---------      ----------    -------    -------
   Total from investment operations ..........................    (14.69)             14.55           15.81       5.52       1.82
                                                               ---------          ---------      ----------    -------    -------
Distributions to Shareholders:
   Net investment income and net realized short-term gains ...     (0.04)             (0.19)          (0.32)     (0.31)     (0.30)
   Net realized long-term gains ..............................     (2.46)             (5.31)          (0.91)     (1.50)     (0.84)
                                                               ---------          ---------      ----------    -------    -------
   Total distributions .......................................     (2.50)             (5.50)          (1.23)     (1.81)     (1.14)
                                                               ---------          ---------      ----------    -------    -------
Net asset value at end of year ............................... $   25.66          $   42.85      $    33.80    $ 19.22    $ 15.51
                                                               =========          =========      ==========    =======    =======
Total return 1 ...............................................    (35.04)%            44.42%          83.91%     36.36%     12.60%
Supplemental Data:
   Net assets at end of year (000s) ..........................  $396,457           $592,520        $165,308    $32,474    $17,661
   Ratios to Average Daily Net Assets:
     Net investment income (expenses in excess of income) ....     (0.68)%            (0.15)%         (0.35)%     0.29%      0.95%
     Expenses after waivers (including expenses of the
        Communications Portfolio) ............................      1.80%2,3           1.71%           1.80%      1.86%      1.92%
     Expenses before waivers (including expenses of the
        Communications Portfolio .............................      1.85%2,3             --%             --%        --%        --%
   Portfolio turnover rate 4 .................................        11%5               17%             14%        26%        20%

-----------
1 Total return excludes the effect of sales charge.
2 This ratio excludes  custody  credits.
3 Expense ratio of the  Communications  Portfolio is  annualized  for the period
  9/29/00 through 12/31/00. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and 0.23% before waivers.
4 Beginning on September 29, 2000, the Flag Investors  Communications  Fund (the
  "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund (see Note 1 in the Notes to Financial Statements).
5 Portfolio turnover is for the period 1/1/00 through 9/28/00.

18-19
SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 FOR THE PERIOD
                                                                 OCT. 28, 1998 1
                                           FOR THE YEARS ENDED       THROUGH
                                                DECEMBER 31,      DECEMBER 31,
--------------------------------------------------------------------------------
                                                2000        1999      1998
Per Share Operating Performance:
   Net asset value at
     beginning of period .................... $ 42.88     $ 33.84     $25.50
                                              -------     -------     ------
Income from Investment Operations:
   Expenses in excess of income .............   (0.22)      (0.02)     (0.01)
   Net realized and unrealized
     gain (loss) on investments .............  (14.47)      14.56       9.21
                                              -------     -------     ------
   Total from investment operations .........  (14.69)      14.54       9.20
                                              -------     -------     ------
Distributions to Shareholders:
   Net investment income and net
     realized short-term gains ..............   (0.04)      (0.19)     (0.21)
   Net realized long-term gains .............   (2.46)      (5.31)     (0.65)
                                              -------     -------     ------
   Total distributions ......................   (2.50)      (5.50)     (0.86)
                                              -------     -------     ------
Net asset value at end of period ............ $ 25.69     $ 42.88     $33.84
                                              =======     =======     ======
Total return 2 ..............................  (35.02)%     44.33%     36.70%
Supplemental Data:
   Net assets at end of period (000s) ....... $72,835     $91,176     $3,247
   Ratios to Average Daily Net Assets:
     Expenses in excess of income ...........   (0.69)%     (0.20)%    (0.61)%5
     Expenses after waivers
        (including expenses of the
        Communications Portfolio) ...........    1.80%3,4    1.70%      1.85%5
     Expenses before waivers (including
        expenses of the Communications
        Portfolio) ..........................    1.85%3,4      --%        --%
     Portfolio turnover rate6 ...............      11%7        17%        14%
-----------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 This ratio excludes custody credits.
4 Expense ratio of the  Communications  Portfolio is  annualized  for the period
  9/29/00 through 12/31/00. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and 0.23% before waivers.
5 Annualized.
6 Beginning on September 29, 2000, the Flag Investors  Communications  Fund (the
  "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund (see Note 1 in the Notes to Financial Statements).
7 Portfolio turnover is for the period 1/1/00 through 9/28/00.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 FOR THE PERIOD
                                                                  JUNE 4, 1998 1
                                            FOR THE YEARS ENDED      THROUGH
                                                DECEMBER 31,      DECEMBER 31,
--------------------------------------------------------------------------------
                                                2000        1999      1998
Per Share Operating Performance:
   Net asset value at
     beginning of period ................... $ 43.76      $ 34.27    $23.26
                                             -------      -------    ------
Income from Investment Operations:
   Net investment income ...................    0.12         0.27      0.06
   Net realized and unrealized
     gain (loss) on investments ............  (14.81)       14.93     12.17
                                             -------      -------    ------
   Total from investment operations ........  (14.69)       15.20     12.23
                                             -------      -------    ------
Distributions to Shareholders:
   Net investment income and net
     realized short-term gains .............   (0.14)       (0.40)    (0.31)
   Net realized long-term gains ............   (2.46)       (5.31)    (0.91)
                                             -------      -------    ------
   Total distributions .....................   (2.60)       (5.71)    (1.22)
                                             -------      -------    ------
Net asset value at end of period ........... $ 26.47      $ 43.76    $34.27
                                             =======      =======    ======
Total return ...............................  (34.37)%      45.89%    53.95%
Supplemental Data:
   Net assets at end of period (000s) ...... $17,917      $28,153    $  813
   Ratios to Average Daily Net Assets:
     Net investment income .................    0.33%        0.86%     0.49%3
     Expenses after waivers
        (including expenses of the
        Communications Portfolio) ..........    0.80%2,4     0.72%     0.83%3
     Expenses before waivers (including
        expenses of the Communications
        Portfolio) .........................    0.85%2,4       --%       --%
   Portfolio turnover rate 5 ...............      11%6         17%       14%
---------
1 Commencement of operations.
2 This ratio excludes custody credits.
3 Annualized.
4 Expense ratio of the  Communications  Portfolio is  annualized  fort he period
  9/29/00 through 12/31/00. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and 0.23% before waivers.
5 Beginning on September 29, 2000, the Flag Investors  Communications  Fund (the
  "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund (see Note 1 in the Notes to Financial Statements).
6 Portfolio turnover is for the period 1/1/00 through 9/28/00.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Communications Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation and began operations January 18, 1984, is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a non-diversified, open-end management investment company. On September 29, 2000, the Fund contributed assets with a value of $2,332,528,105, which included unrealized appreciation of $754,590,253, to the Communications Portfolio of the Flag Investors Portfolios Trust ("the Portfolio") in a tax free exchange for beneficial ownership of the Portfolio. The Portfolio is an open-end management investment company registered under the 1940 Act. The Fund's objective, through its investment in the Portfolio, is to seek to maximize total return through long-term growth of capital and, to a lesser extent, current income. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At December 31, 2000, the Fund's investment was approximately 99% of the Portfolio.

     The financial statements of the Portfolio, including the schedule of portfolio investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Fund consists of four share classes: Flag Investors Class A Shares, which began operations January 18, 1984; Flag Investors Class B Shares, which began operations January 3, 1995; Flag Investors Class C Shares, which began operations October 28, 1998; and Flag Investors Institutional Shares, which began operations June 4, 1998. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

     The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. In addition, the Class AShares have a different distribution fee than the Class B and Class C Shares. The Institutional Shares have neither a front-end sales charge, nor a distribution fee, nor a contingent deferred sales charge.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTE 1 (CONTINUED)

     The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES -- Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. INVESTMENT INCOME -- The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

     C. DISTRIBUTIONS -- It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

     D. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     E. OTHER -- The Fund accounts separately for the assets, liabilities and operations of each of its classes. Expenses directly attributable to each class are charged to that class, while expenses that are attributable to all classes within the Fund are allocated based on its respective average net assets.

     The following significant accounting policies were applicable to the Fund for the periods prior to September 29, 2000.

     A. VALUATION OF SECURITIES -- The Fund valued portfolio securities that were primarily traded on a national exchange, or the NASDAQNational Market, by using the last sales price reported for the day. If there were no sales or the security was not traded on a listed exchange, the Fund valued the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation was

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 (CONCLUDED)

         not readily available, or was unreliable the security was priced at its fair value using procedures that the Board of Directors established and monitored. The Fund valued short-term obligations with maturities of 60 days or less at amortized cost which approximated fair market value.

     B. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund used the trade date to account for securities transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income was recorded on an accrual basis and included amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses were allocated to each class based on its respective average net assets.Class specific expenses were charged directly to each class. Dividend income and distributions to shareholders were recorded on the ex-dividend date.

     C. SECURITIES LOANS -- The Fund received compensation in the form of fees or it retained a portion of interest on the investment of any cash received as collateral. The Fund also continued to receive its proportionate share of interest or dividends on the securities loaned by the Portfolio. The loans were secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that did occur during the term of the loan were for the account of the Fund.

NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Prior to September 1, 2000, Investment Company Capital Corp. ("ICCC"), an indirect wholly-owned subsidiary of Deutsche Bank AG, was the Fund's investment advisor. As compensation for its advisory services, the Fund paid ICCC an annual fee that was calculated daily and paid monthly at the following annual rates:
0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     Prior to September 1, 2000, Alex. Brown Investment Management ("ABIM") was the Fund's sub-advisor. As compensation for its sub-advisory services, ICCC paid ABIM a fee based on the Fund's average daily net assets. This

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 2 (CONTINUED)

fee was calculated daily and paid monthly at the following annual rates:0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

     At meetings held on March 21-22, 2000 and June 21-22, 2000, the Fund's Board of Directors considered and approved changes to the Fund's fee arrangements. These changes were approved by the Fund's shareholders at a meeting held on August 31, 2000. The new arrangements include a new advisory agreement with ICCC, a new sub-advisory agreement with ABIM and a new administrative services agreement with ICCC in its capacity as Fund administrator. These new agreements increase the advisory fees paid to ICCC by 0.15% of the Fund's average daily net assets, increase the sub-advisory fees ICCC pays to ABIM by 0.05% of the Fund's average daily net assets, and provide for payments for administrative services equal to 0.15% of the Fund's average daily net assets, calculated daily and paid monthly. ICCC, in its capacity as the Fund's advisor and administrator, agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. The Fund's new fee arrangements went into effect on September 1, 2000 and terminated when the Fund became a feeder of the Communications Portfolio. On September 29, 2000, the Fund became a feeder of the Communications Portfolio, and subsequently investment advisory fees and fee waivers are now accounted for at the Portfolio level. ICCC continues to serve as the Fund's administrator. Effective September 29, 2000, ICCC is entitled to receive a fee equal to 0.04% of the Fund's average daily net assets calculated daily and paid monthly.

     ICCC provides accounting services to the Fund for which the Fund pays ICCCan annual fee that is calculated daily based upon its average daily net assets and paid monthly.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCCa per account fee that is calculated and paid monthly.

     Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee. Custody credits reflect earnings on daily uninvested cash balances at the custodian and were used to reduce the Fund's custody charges.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 (CONCLUDED)

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor. These persons are not paid by the Fund for serving in these capacities.

     ICC Distributors, Inc., ("ICC Distributors"), a non-affiliated entity, provides distribution services to the Fund for which ICC Distributors is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Shares.

     The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 2000 was $42,298 and the accrued liability was $137,211.

     The Fund used cash collateral from its securities lending transactions, (see Note 1.C) for the period January 1, 2000 through September 28, 2000, to purchase shares of an affiliated fund and paid fees generated from those transactions to Bankers Trust.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue up to 127 million shares of $.001 par value capital stock (75 million Flag Investors Class A Shares, 20 million Flag Investors Class B Shares, 15 million Flag Investors Class C Shares, 15 million Flag Investors Institutional Shares and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                      CLASS A SHARES
                                         --------------------------------------
                                              FOR THE              FOR THE
                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                         -----------------    -----------------
    Sold .................................   12,241,323            15,431,133
    Reinvested ...........................    3,268,442             5,099,826
    Redeemed .............................  (16,968,503)           (9,333,388)
                                          -------------         -------------
    Net increase (decrease) ..............   (1,458,738)           11,197,571
                                          =============         =============
    Proceeds from sales of shares ........$ 474,610,214         $ 602,295,609
    Dividend reinvestments ...............  100,203,561           211,096,175
    Cost of shares redeemed .............. (636,850,892)         (366,305,193)
                                          -------------         -------------
    Net increase (decrease) ..............$ (62,037,117)        $ 447,086,591
                                          =============         =============
26

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 3 (CONCLUDED)
                                                      CLASS B SHARES
                                         --------------------------------------
                                              FOR THE              FOR THE
                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                         -----------------    -----------------
    Sold ................................     3,990,977             8,689,423
    Reinvested ..........................     1,165,395             1,379,540
    Redeemed ............................    (3,537,508)           (1,131,119)
                                          -------------          ------------
    Net increase ........................     1,618,864             8,937,844
                                          =============          ============
    Proceeds from sales of shares ....... $ 153,196,677          $332,813,853
    Dividend reinvestments ..............    34,586,788            56,356,025
    Cost of shares redeemed .............  (124,780,848)          (43,429,347)
                                          -------------          ------------
    Net increase ........................ $  63,002,617          $345,740,531
                                          =============          ============

                                                      CLASS C SHARES
                                         --------------------------------------
                                              FOR THE              FOR THE
                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                         -----------------    -----------------
    Sold ..................................   1,372,170             2,010,012
    Reinvested ............................     218,360               180,808
    Redeemed ..............................    (881,427)             (160,531)
                                           ------------           -----------
    Net increase ..........................     709,103             2,030,289
                                           ============           ===========
    Proceeds from sales of shares .........$ 52,726,309           $77,856,408
    Dividend reinvestments ................   6,480,121             7,417,986
    Cost of shares redeemed ............... (30,357,794)           (6,384,715)
                                           ------------           -----------
    Net increase ..........................$ 28,848,636           $78,889,679
                                           ============           ===========

                                                   INSTITUTIONAL SHARES
                                         --------------------------------------
                                              FOR THE              FOR THE
                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                         -----------------    -----------------
    Sold ..................................     582,361             640,450
    Reinvested ............................      54,703              60,123
    Redeemed ..............................    (603,473)            (80,971)
                                           ------------         -----------
    Net increase ..........................      33,591             619,602
                                           ============         ===========
    Proceeds from sales of shares .........$ 24,264,535         $24,957,495
    Dividend reinvestments ................   1,677,025           2,518,397
    Cost of shares redeemed ............... (24,142,820)         (3,252,203)
                                           ------------         -----------
    Net increase ..........................$  1,798,740         $24,223,689
                                           ============         ===========

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- FEDERAL INCOME TAX INFORMATION

     The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.Accordingly, permanent differences as of December 31, 2000 have been primarily attributable to partnership tax allocations, net operating losses, adjustments related to REITdividends received, the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:

       UNDISTRIBUTED                  ACCUMULATED
      NET INVESTMENT                  NETREALIZED                     PAID-IN
       INCOME (LOSS)                 GAINS (LOSSES)                   CAPITAL
      --------------                 --------------                 ----------
        $2,606,447                   $(12,011,367)                  $9,404,920

NOTE 5 -- INVESTMENT TRANSACTIONS
     Excluding short-term and US government obligations, purchases of investment securities for the period January 1, 2000 through September 28, 2000 aggregated $459,841,022 and sales of investment securities for the same period aggregated $256,169,834.

NOTE 6 -- CAPITAL LOSSES
     At December 31, 2000, the Fund has deferred post October capital losses of $44,711,285 to the next fiscal year.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Communications Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Flag Investors Communications Fund, Inc. (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland

February 2, 2001

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

FOR THE TAX YEAR ENDED DECEMBER 31, 2000

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended December 31, 2000, $153,658,469. The Fund's distributions to shareholders included $2.46 per share from long-term capital gains, all of which is taxable at the 20% capital gains rate.

     Of ordinary distributions made during the fiscal year ended December 31, 2000, 100% qualifies for the dividends received deduction available to corporate shareholders.

COMMUNICATIONS FUND
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)

     For the year ended December 31, 2000, the Flag Investors Communications Fund, Inc. shareholders voted on the following proposals at a Special Meeting of Shareholders (the "Special Meeting") held on August 31, 2000. The description of each proposal and number of shares voted are as follows:

     1A. To approve a new investment advisory agreement between the Fund and Investment Company Capital Corp. ("ICCC"), increasing the advisory fee paid by the Fund to ICCC.

                 For                  Against                       Abstain
                 ---                  -------                       -------
             27,955,438              5,318,445                     1,906,061

     1B. To approve a new sub-advisory agreement among the Fund, ICCC and the Fund's sub-advisor Alex. Brown Investment Management ("ABIM"), increasing the sub-advisory fee paid by ICCC to ABIM.

                 For                  Against                       Abstain
                 ---                  -------                       -------
             27,829,174              5,309,940                     2,040,830

     2. To vote to approve a proposed sub-advisory agreement with ICCC and ABIM, effective March 2001, reflecting an expected change in control of ABIM.

                 For                  Against                       Abstain
                 ---                  -------                       -------
             28,918,219              4,007,102                     2,254,623

     3. To approve the restructuring of the Fund into a feeder fund in a master-feeder format.

                 For                  Against                       Abstain
                 ---                  -------                       -------
             28,727,774              3,883,094                     2,569,076

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

     SHARES                           SECURITY                      MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.92%
NATIONAL CARRIERS -- 23.71%
    5,923,789    SBC Communications, Inc. .......................$   282,860,925
    2,571,716    Verizon Communications .........................    128,907,265
                                                                 ---------------
                                                                     411,768,190
                                                                 ---------------
REGIONAL CARRIERS -- 6.60%
    1,780,000    ALLTEL Corp. ...................................    111,138,750
      500,000    General Communications, Inc.1 ..................      3,500,000
                                                                 ---------------
                                                                     114,638,750
                                                                 ---------------
EMERGING CARRIERS -- 17.88%
    3,694,610    Global Crossing Ltd.1,2 ........................     52,879,106
    4,845,929    Qwest Communications International, Inc.1 ......    198,683,089
    2,649,200    Williams Communications Group 1,2 ..............     31,128,100
    2,381,100    WinStar Communications, Inc. ...................     27,829,106
                                                                 ---------------
                                                                     310,519,401
                                                                 ---------------
INTERNATIONAL NETWORK OPERATORS -- 10.90%
    2,798,274    BCE, Inc.2 .....................................     80,975,054
    1,950,000    Global Telesystems Group, Inc.1 ................      1,584,375
    1,337,173    Royal KPN N.V.2 ................................     14,876,050
      407,503    Telefonica de Espana ADR 1 .....................     20,375,150
      570,000    Telefonos de Mexico SA ADR 2 ...................     25,721,250
    1,276,020    Vodafone Group PLC 2 ...........................     45,697,466
                                                                 ---------------
                                                                     189,229,345
                                                                 ---------------
COMMUNICATION EQUIPMENT -- 18.68%
      600,000    Agilent Technologies 1 .........................     32,850,000
      171,745    Avaya, Inc.1 ...................................      1,771,120
      666,428    Black Box Corp.1 ...............................     32,196,803
      850,000    Celestica, Inc.1,2 .............................     46,112,500
    2,060,940    Lucent Technologies, Inc. ......................     27,822,690
    1,500,202    Palm, Inc.1 ....................................     42,474,469
      450,000    Qualcomm, Inc.1 ................................     36,984,375
    1,000,000    Solectron Corp.1,2 .............................     33,900,000
    2,520,000    Sun Microsystems, Inc.1 ........................     70,245,000
                                                                 ---------------
                                                                     324,356,957
                                                                 ---------------
32

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)                  DECEMBER 31, 2000

     SHARES                           SECURITY                      MARKET VALUE
--------------------------------------------------------------------------------
SOFTWARE & APPLICATIONS -- 5.91%
    1,668,000    Convergys Corp.1 ..............................$    75,581,250
    5,185,000    Novell, Inc.1 .................................     27,059,219
                                                                ---------------
                                                                    102,640,469
                                                                ---------------
MEDIA -- 13.09%
    4,308,000    America Online, Inc.1 .........................    149,918,400
    2,175,000    General Motors Corp.-- Class H
                   (Hughes Electronics)1 .......................     50,025,000
      600,000    News Corporation Ltd. ADR 2 ...................     19,350,000
      500,000    XM Satellite Radio Holdings -- Class A 1 ......      8,031,250
                                                                ---------------
                                                                    227,324,650
                                                                ---------------
SPECIALTY SERVICES -- 1.64%
      143,895    Arch Wireless Inc.1 ...........................         89,934
    2,500,000    Genuity, Inc.1 ................................     12,656,250
    1,709,400    Loral Space and Communications Ltd.1 ..........      5,448,712
      853,900    Motient Corp.1 ................................      3,415,600
      645,347    Orbital Sciences Corp.1 .......................      2,662,055
      200,000    Sprint Corp. (PCS Group)1,2 ...................      4,087,500
       38,515    Vast Solutions Class B1 1,3 ...................         50,070
       38,515    Vast Solutions Class B2 1,3 ...................         50,070
       38,515    Vast Solutions Class B3 1,3 ...................         50,070
                                                                ---------------
                                                                     28,510,261
                                                                ---------------
NON-TELEPHONE INDUSTRY -- 0.50%
       87,800    Center Trust, Inc. ............................        411,562
      620,548    Conseco, Inc. .................................      8,183,477
                                                                ---------------
                                                                      8,595,039
                                                                ---------------
TOTAL COMMON STOCK (Cost $1,419,685,026) .......................  1,717,583,062
                                                                ---------------

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONCLUDED)                  DECEMBER 31, 2000

 PAR (000)                            SECURITY                      MARKET VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.36%
       $8,843    Goldman Sachs & Co., dated 12/29/00, 5.98%,
                    principal and interest in the amount of
                    $8,848,876 due 1/2/01, collateralized
                    by US Treasury Note, par value of
                    $8,594,000, coupon rate, 6.00%, due
                    8/15/04, with a market value of
                    $9,019,892 (cost $8,843,000) ................$    8,843,000
        8,843    J.P. Morgan Securities, Inc., dated 12/29/00,
                    5.75%, principal and interest in the
                    amount of $8,848,650, due 1/2/01,
                    collateralized by US Treasury Note, par
                    value of $8,785,000, coupon rate,
                    6.00%, due 9/30/02 with a market value
                    of $9,020,223 (cost $8,843,000) .............     8,843,000
        5,895    Morgan Stanley & Co., dated 12/29/00, 5.90%,
                    principal and interest in the amount of
                    $5,898,865, due 1/2/01, collateralized
                    by US Treasury Note, par value of
                    $5,880,000, coupon rate, 5.75%, due
                    6/30/01 with a market value of
                    $6,045,607 (cost $5,895,000) ................     5,895,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS (Cost $23,581,000) ..................     23,581,000
                                                                 --------------
TOTAL INVESTMENTS -- 100.28% (Cost $1,443,266,026)4 ............. 1,741,164,062

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.28)% ................    (4,796,418)
                                                                 --------------

NET ASSETS -- 100.00% ...........................................$1,736,367,644
                                                                 ==============

------------
1 Non-income producing security.
2 All or a portion of this  security  was on loan (see Note 4).The  value of all securities loaned at December 31, 2000 amounted to $163,697,326.
3 Security is fair valued by management using procedures  adopted by theBoard of
  Trustees (see Note 1.B).
4 Aggregate cost for federal tax purposes was $1,441,281,506.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS ANDLIABILITIES

                                                                    DECEMBER 31,
-------------------------------------------------------------------------------
                                                                         2000

Assets
   Investments, at value (cost 1,443,266,026) ...............  $1,741,164,062
   Collateral under securities lending agreements ...........     169,087,870
   Dividends and interest receivable ........................       1,288,023
   Receivable for shares of beneficial interest subscribed ..       1,336,759
   Prepaid expenses and other ...............................           3,369
                                                               --------------
     Total assets ...........................................   1,912,880,083
                                                               --------------
Liabilities
   Payable for collateral under securities lending agreements     169,087,870
   Payable for shares of beneficial interest redeemed .......       6,249,382
   Advisory fee payable .....................................         931,429
   Administrative fee payable ...............................         174,168
   Custody fee payable ......................................          40,130
   Accrued expenses and other ...............................          29,460
                                                               --------------
     Total liabilities ......................................     176,512,439
                                                               --------------
Net assets ..................................................   1,736,367,644
                                                               --------------
Composition of Net Assets
   Paid-in capital ..........................................   1,438,469,608
   Net unrealized appreciation on investments ...............     297,898,036
                                                               --------------
Net assets ..................................................  $1,736,367,644
                                                               ==============

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                FOR THEPERIOD
                                                            SEPTEMBER 29, 2000 1
                                                                   THROUGH
                                                                DECEMBER 31,
--------------------------------------------------------------------------------
                                                                    2000

Investment Income
   Dividends (net of foreign withholding tax of $84,004)  $   3,904,519
   Interest ............................................      1,258,077
   Securities lending income ...........................        267,214
                                                          -------------
     Total investment income ...........................      5,429,810
                                                          -------------
Expenses
   Advisory fees .......................................      3,911,385
   Administrative fees .................................        590,212
   Custody fees ........................................        188,546
   Professional fees ...................................         43,536
   Miscellaneous .......................................          3,923
                                                          -------------
     Total expenses ....................................      4,737,602
                                                          -------------
Less: fee waivers ......................................       (804,834)
                                                          -------------
Net expenses ...........................................      3,932,768
                                                          -------------
Net investment income ..................................      1,497,042
                                                          -------------
Realized and Unrealized Gain on Investments:
   Net realized loss from investment transactions ......    (38,147,303)
   Net change in unrealized appreciation/depreciation
     on investments ....................................   (456,692,217)
                                                          -------------
Net realized and unrealized loss on investments ........   (494,839,520)
                                                          -------------
Net decrease in net assets from operations .............  $(493,342,478)
                                                          =============
-------------
1 Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE PERIOD
                                                       SEPTEMBER 29, 2000 1
                                                              THROUGH
                                                           DECEMBER 31,
---------------------------------------------------------------------------
                                                               2000

Increase (Decrease) in Net Assets from:
Operations
   Net investment income ............................  $     1,497,042
   Net realized loss from investment transactions ...      (38,147,303)
   Net change in unrealized appreciation/depreciation
     on investments .................................     (456,692,217)
                                                       ---------------
Net decrease in net assets from operations ..........     (493,342,478)
                                                       ---------------
Capital Transactions
   Assets contributed upon conversion (Note 1.A) ....    2,332,528,105
   Proceeds from capital invested ...................      217,402,056
   Value of capital withdrawn .......................     (320,220,039)
                                                       ---------------
Net increase in net assets from capital transactions     2,229,710,122
                                                       ---------------
Total increase in net assets ........................    1,736,367,644
Net Assets
   Beginning of period ..............................               --
                                                       ---------------
   End of period ....................................  $ 1,736,367,644
                                                       ===============
-------------
1 Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                FOR THE PERIOD
                                                            SEPTEMBER 29, 2000 1
                                                                   THROUGH
                                                                DECEMBER 31,
--------------------------------------------------------------------------------
                                                                    2000

Supplemental Data and Ratios:
Net assets, end of period (000s omitted)                          $1,736,368
Ratios to Average Net Assets:
     Net investment  income                                             0.28%2
     Expenses after waivers                                             0.74%2
     Expenses before waivers                                            0.89%2
   Portfolio turnover rate                                                 3%3
   Annual portfolio turnover rate                                         15%4

---------------
1 Commencement of operations.
2 Annualized.
3 Portfolio turnover is for the period 9/29/00 through 12/31/00.
4 Portfolio turnover is for the period 1/1/00 through 12/31/00. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund.

SEE NOTES TO FINANCIAL STATEMENTS.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTINGPOLICIES

     A. ORGANIZATION -- Flag Investors Portfolios Trust ("Portfolios Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York.The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of eight separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund.The accompanying financial statements and notes relate to the Communications Portfolio (the "Portfolio").

             The investment manager (the "Advisor") of the Portfolio is Investment Company Capital Corp. ("ICCC"), an indirect wholly-owned subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is to seek to maximize total return through long-term growth of capital and, to a lesser extent, current income. The Portfolio began operations on September 29, 2000, when the Flag Investors Communications Fund, Inc. (the "Fund") contributed assets with a value of $2,332,528,105, which included $754,590,253 of unrealized appreciation, in a tax-free exchange for beneficial interest in the Portfolio.

             The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

             When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

     B. VALUATION OF SECURITIES-- The Portfolio values portfolio securities that are primarily traded on a national exchange, or the NASDAQ National Market, by using the last sales price reported for the day. If

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 (CONTINUED)

         there are no sales or the security is not traded on a listed exchange, the Portfolio values the security at the average of the last bid and asked prices in the over-the-counter market. The Portfolio values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value. When a market quotation is not readily available, or may be unreliable, the security is priced at its fair value using procedures that the Board of Trustees establishes and monitors. At December 31, 2000 there were three fair valued securities valued at $150,210 representing 0.01% of net assets of the Portfolio.

     C. SECURITIES TRANSACTIONS AND INTEREST INCOME -- Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

             All of the net investment income and realized and unrealized gains and losses from the securities of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

     D. REPURCHASE AGREEMENTS -- The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
NOTE 1 (CONCLUDED)

             The Portfolio may enter into tri-party repurchase agreements with broker-dealers and domestic banks.The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

    E. FEDERAL INCOME TAXES -- The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

     F. SECURITIES LOANS -- The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment  Company  Capital  Corp.  ("ICCC"),   an  indirect  wholly-owned
subsidiary of Deutsche Bank AG, is the Portfolio's investment advisor. As compensation for its advisory services, the Portfolio pays ICCC an annual fee that is calculated daily and paid monthly at the following annual rates: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of the amount over $1.5 billion.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 2 (CONCLUDED)

     Alex. Brown Investment Management ("ABIM") is the Portfolio's sub-advisor. As compensation for its sub-advisory services, ICCC pays ABIM a fee based on the Portfolio's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.65% of the first $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $500 million, 0.47% of the next $500 million and 0.40% of the amount over $1.5 billion.

     ICCC also serves as the Portfolio's administrator. For its services, ICCC is entitled to receive a fee equal to 0.11% of the Portfolio's average daily net assets, calculated daily and paid monthly.

     ICCC,  in  its  capacity  as  the   Portfolio's   investment   advisor  and
administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of the Portfolio's average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

     Bankers Trust Company, an indirect wholly-owned subsidiary of Deutsche Bank AG, is the Portfolio's custodian.

     The  Portfolio   uses  cash   collateral   from  its   securities   lending
transactions, described in Note 1.F. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

     Certain officers and directors of the Portfolio are also officers or directors of the Portfolio's investment advisor. These persons are not paid by the Portfolio for serving in these capacities.

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term or US obligations, for the period September 29, 2000 through December 31, 2000 and for the year ended December 31, 2000, were $59,294,249 and $88,807,332 and $519,135,271 and $344,977,166, respectively.

     For federal income tax purposes, the tax basis of investments held at December 31, 2000, was $1,441,281,506. The aggregate gross unrealized appreciation for all investments at December 31, 2000, was $618,699,334, and the aggregate gross unrealized depreciation for all investments was $318,816,778.

NOTE 4 -- LENDING OF PORTFOLIO SECURITIES

     The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for both domestic and international securities, respectively.

     At December 31, 2000

          MARKET VALUE            MARKET VALUE         % OF PORTFOLIO
      OF LOANED SECURITIES        OF COLLATERAL            ON LOAN
      --------------------        -------------        --------------
          $163,697,326            $169,087,870              9.40%

COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Flag Investors Portfolios Trust and Holders of Beneficial Interest of the Communications Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Communications Portfolio (one of the Portfolios comprising Flag Investors Portfolios Trust, hereafter referred to as the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 2, 2001

COMMUNICATIONS FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

                                 RICHARD R. BURT
                                    DIRECTOR

                                 RICHARD T. HALE
                              DIRECTOR & PRESIDENT

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                               CARL W. VOGT, ESQ.
                                    DIRECTOR

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
     This mutual fund (the "Fund") is designed to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-3524. Read it carefully before you invest.

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                                 [LOGO OMITTED]

                                 FLAG INVESTORS
                 INVESTING WITH A DIFFERENCE(REGISTRATION MARK)

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund

                            INTERNATIONAL EQUITY FUND
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-3524

                              www.flaginvestors.com

                                 Distributed by:
                             ICC Distributors, Inc.

                                                                   COMMANN(2/01)